Exhibit 99.1

CYPRESS SEMICONDUCTOR CORPORATION SENDS LETTER TO CFO OF INTEGRATED

SILICON SOLUTION, INC. REGARDING IMPASSE IN NEGOTIATING AN ACCEPTABLE

CONFIDENTIALITY AGREEMENT

SAN JOSE, Calif., May 18, 2015 — Cypress Semiconductor Corp. (NASDAQ: CY) today announced that it had sent the following letter to the Chief Financial Officer of Integrated Silicon Solution, Inc.

May 18, 2015

John M. Cobb

Chief Financial Officer and Vice President of

Finance and Administration

Integrated Silicon Solution, Inc.

1623 Buckeye Drive

Milpitas, California 95035

Mr. Cobb,

On behalf of Cypress Semiconductor Corporation (“Cypress”), I am writing to formally convey our frustration and disappointment with the position Integrated Silicon Solution, Inc. (“ISSI”) is taking with respect to the terms of an “Acceptable Confidentiality Agreement,” as defined in your Agreement and Plan of Merger entered into with the “Consortium” on March 12, 2015 (the “Consortium Merger Agreement”). Cypress and its financial and legal advisors have provided a reasonable draft of a Confidentiality Agreement (the “Proposed Confidentiality Agreement”), which we executed as well, in an effort to expedite completion of necessary and customary due diligence. Our Proposed Confidentiality Agreement, which we have attached to this letter, appropriately protects ISSI and is fully in accordance with the Consortium Merger Agreement.

The Consortium Merger Agreement clearly states that an Acceptable Confidentiality Agreement “need not contain any ‘standstill’ or other similar provisions”. Consequently, the fact that ISSI is now insisting on a standstill as a part of an Acceptable Confidentiality Agreement with Cypress is troubling. A standstill clause is not in Cypress’s best interest as it significantly restricts our flexibility to fully pursue a transaction. You also informed us that even if you were willing to sign a confidentiality agreement without an express standstill provision, you would not be permitted to do so under the Consortium Merger Agreement because it requires that any Acceptable Confidentiality Agreement prohibit the use of confidential information in any situation other than a negotiated transaction (a so-called “back door” standstill provision). We think this an erroneous reading of the Consortium Merger Agreement given the express permission for you to enter into an agreement not containing any “standstill” or similar provisions.

As we clearly indicated in our letter dated May 13th, Cypress is committed to expeditiously moving forward with due diligence. As such, we ask that ISSI immediately countersign and return the Proposed Confidentiality Agreement. We look forward to working with you toward completion of a successful transaction.

Sincerely,

/s/ Thad Trent
Thad Trent
Executive Vice President & Chief Financial Officer

May 16, 2015

Cypress Semiconductor Corporation

198 Champion Court

San Jose, California 95134

Attention: Pamela L. Tondreau, General Counsel

Re:	Confidentiality Agreement

Ladies and Gentlemen:

1. In connection with the possible acquisition (“Proposed Transaction”) of Integrated Silicon Solution, Inc., a Delaware corporation (“ISSI”) by Cypress Semiconductor Corporation (“Company”), and to allow ISSI and Company to evaluate the Proposed Transaction, each of ISSI and Company have and will deliver to the other party hereto, upon the execution and delivery of this letter agreement by such other party, certain information about its properties, employees, finances, businesses and operations (such party when disclosing such information being the “Disclosing Party” and when receiving such information being the “Receiving Party”). All information (i) about the Disclosing Party or (ii) about any third party (which information was provided to the Disclosing Party subject to an applicable confidentiality obligation to such third party), furnished by the Disclosing Party or its Representatives (as defined below) to the Receiving Party or its Representatives, furnished after the date hereof in connection with the evaluation of the Proposed Transaction, and regardless of the manner in which it is furnished, is referred to in this letter agreement as “Proprietary Information.” Proprietary Information shall not include, however, information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party or its Representatives in violation of this letter agreement; (ii) was available to the Receiving Party on a nonconfidential basis prior to its disclosure by the Disclosing Party or its Representatives; (iii) becomes available to the Receiving Party on a nonconfidential basis from a person other than the Disclosing Party or its Representatives, provided that such person, to the Recipient’s knowledge, is not otherwise bound by a confidentiality agreement with the Disclosing Party or any of its Representatives, or is otherwise not under an obligation to the Disclosing Party or any of its Representatives not to transmit the information to the Receiving Party; or (iv) was independently developed by the Receiving Party without reference to or use of the Proprietary Information. For purposes of this letter agreement, (i) “Representative” shall mean, as to any person, its affiliates and its affiliates’ directors, officers, employees, agents and advisors (including, without limitation, financial advisors, attorneys and accountants) and debt financing sources; (ii) “person” shall be broadly interpreted to include, without limitation, any corporation, company, partnership, other entity or individual; and (iii) “affiliates” shall mean, with respect to any person, any other person that is directly or indirectly controlling, controlled by or under common control with such person, where “control” and derivative terms mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

2. Subject to the immediately succeeding paragraph and to paragraph 4, unless otherwise agreed to in writing by the Disclosing Party, the Receiving Party (i) except as required by law, shall keep all Proprietary Information confidential, shall not disclose or reveal any Proprietary Information to any person other than its Representatives who are actively and directly participating in its evaluation of the Proposed Transaction or who otherwise need to know the Proprietary Information for the purpose of evaluating the Proposed Transaction and shall cause those persons to observe the terms of this letter agreement; (ii) shall not use Proprietary Information for any purpose other than in connection with its evaluation of the Proposed Transaction or the consummation of the Proposed Transaction; and (iii) except as required by law, shall not disclose to any person (other than those of its Representatives who are actively and directly participating in its evaluation of the Proposed Transaction or who otherwise need to know for the purpose of evaluating the Proposed Transaction and, in the case of its Representatives, whom it will cause to observe the terms of this letter agreement) any information about the Proposed Transaction, or the terms or conditions or any other facts relating thereto or the status thereof, or the fact that the Proprietary Information has been made available to the Receiving Party or its Representatives (collectively, the “Transaction Information”). The Receiving Party shall direct its Representatives to comply with the provisions hereof applicable to its Representatives.

3. In the event that the Receiving Party or any of its Representatives are requested pursuant to, or required by, applicable law or regulation (including, without limitation, any rule, regulation or policy statement of any national securities exchange, market or automated quotation system on which any of the Receiving Party’s securities are listed or quoted) or by legal process to disclose any Proprietary Information or any other information concerning the Disclosing Party or the Proposed Transaction, the Receiving Party shall provide the Disclosing Party with prompt notice of such request or requirement in order to enable the Disclosing Party (i) to seek an appropriate protective order or other remedy, (ii) to consult with the Receiving Party with respect to the Disclosing Party’s taking steps to resist or narrow the scope of such request or legal process or (iii) to waive compliance, in whole or in part, with the terms of this letter agreement. In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance, in whole or in part, with the terms of this letter agreement, the Receiving Party or its Representative shall use commercially reasonable efforts to disclose only that portion of the Proprietary Information which is legally required to be disclosed and to ensure that all Proprietary Information that is so disclosed will be accorded confidential treatment. In the event that the Receiving Party or its Representatives shall have complied fully with the provisions of this paragraph, such disclosure may be made by the Receiving Party or its Representatives without any liability hereunder.

4. No restrictions of this letter agreement will be interpreted to prevent the Company or its Representatives from (a) using the Proprietary Information or Transaction Information to formulate a proposal for a business combination involving ISSI or in connection with (i) acquiring, or publicly offering to acquire, any securities of ISSI, (ii) making or participating in any solicitation of proxies with respect to the voting securities of ISSI or (iii) making public announcements or submitting proposals for an extraordinary transaction involving ISSI or (b) from publicly disclosing any Proprietary Information, the history of negotiations between the parties or other Transaction Information to the extent reasonably necessary to comply with federal securities law disclosure or other applicable law, regulation or rules in connection with the foregoing.

5. Each of the Company and ISSI agrees that neither it nor its Representatives on its behalf will at any time from the date of this letter agreement until the one-year anniversary of such date, directly or indirectly, solicit for employment any employee of the other, provided, however, that each party and its Representatives may engage in general solicitations for employees not specifically targeted at employees of the other party in the ordinary course of business.

6. To the extent that any Proprietary Information may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All Proprietary Information provided by a party that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this agreement, and under the joint defense doctrine. Nothing in this letter agreement obligates any party to reveal material subject to the attorney-client privilege, work product doctrine or any other applicable privilege.

7. In the event that the Disclosing Party, in its sole discretion, so requests or the Proposed Transaction is not consummated by the Receiving Party, the Receiving Party shall, upon the Disclosing Party’s written request, promptly deliver to the Disclosing Party all Proprietary Information, and, at the Receiving Party’s election, return or destroy (provided that any such destruction shall be certified by a duly authorized Representative of the Receiving Party) all copies, reproductions, summaries, analyses or extracts thereof or based thereon (whether in hard-copy form or on intangible media, such as electronic mail or computer files) in the Receiving Party’s possession or in the possession of any Representative of the Receiving Party.

8. Subject to the terms and conditions of a definitive agreement regarding the Proposed Transaction, if any such agreement is entered into, and without prejudice thereto, each party hereto acknowledges that neither it nor its Representatives nor any of the officers, directors, employees, agents or controlling persons of such Representatives makes any express or implied representation or warranty as to the completeness of the Proprietary Information. The Receiving Party shall not be entitled to rely on the completeness of any Proprietary Information, but shall be entitled to rely solely on such representations and warranties regarding the completeness of the Proprietary Information as may be made to it in any definitive agreement relating to the Proposed Transaction, subject to the terms and conditions of such agreement.

9. Until and unless a definitive agreement regarding the Proposed Transaction has been executed by the parties hereto, neither party hereto shall be under any legal obligation or have any liability to the other party of any nature whatsoever with respect to the Proposed Transaction by virtue of this letter agreement or otherwise (other than with respect to the confidentiality and other matters set forth herein). Each party hereto and its Representatives (i)

may conduct the process that may or may not result in the Proposed Transaction in such manner as such party, in its sole discretion, may determine (including, without limitation, negotiating and entering into a definitive agreement with any third party without notice to the other party) and (ii) reserves the right to change (in its sole discretion, at any time and without notice to the other party) the procedures relating to the parties’ consideration of the Proposed Transaction (including, without limitation, terminating all further discussions with the other party and requesting that the other party return or destroy the Proprietary Information as described above).

10. Each party is aware, and will advise its Representatives who are informed of the matters that are the subject of this letter agreement, of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

11. Without prejudice to the rights and remedies otherwise available to either party hereto, each party hereto shall be entitled to equitable relief by way of injunction or otherwise if the other party or any of its Representatives breach or threaten to breach any of the provisions of this letter agreement.

12. It is further understood and agreed that no failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

13. The obligations set forth in this Agreement with respect to any Proprietary Information shall continue until the second (2nd) anniversary of the date hereof, at which time they shall terminate and be of no further force or effect.

14. This letter agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles or rules regarding conflicts of laws, other than such principles directing application of California law. Each party hereby consents to the institution and resolution of any action or proceeding of any kind or nature with respect to or arising out of this agreement brought by any party hereto in the federal or state courts located within the State of California.

15. This letter agreement contains the entire agreement between the parties hereto concerning confidentiality of their respective Proprietary Information, and no modification of this letter agreement or waiver of the terms and conditions hereof shall be binding upon either party hereto, unless approved in writing by each such party. This letter agreement may be executed in one or more counterparts, each of which shall be an original and which together shall constitute a single agreement.

16. Nothing in this letter agreement shall operate to prevent ISSI from complying with the Uphill Agreement in any respect.

Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this letter enclosed herewith.

INTEGRATED SILICON SOLUTION, INC.

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above:

CYPRESS SEMICONDUCTOR CORPORATION

By: /s/ Pamela L. Tondreau
Name: Pamela L. Tondreau
Title: SVP & General Counsel

Forward-Looking Statements

This press release contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s willingness to enter into the Proposed Confidentiality Agreement and the Company’s interpretation of the definition of Acceptable Confidentiality Agreement in the Consortium Merger Agreement. Statements including words such as “believes,” “expects,” “will,” “look forward” or similar expressions are forward-looking statements. Because these statements reflect the Company’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties that may affect the Company’s business or future financial results. These risks include, among others, risks associated with the economy; conditions in the overall semiconductor market; acceptance and demand for the Company’s products; technological and development risks; legal and regulatory matters and other competitive factors. Risks and uncertainties related to the proposed acquisition of ISSI include, among others, the ultimate outcome of negotiations surrounding an acceptable confidentiality agreement between the Company and ISSI, including the possibility that the parties are unable to reach agreement and the Company is unable to obtain confidential information needed for the Company to determine whether to pursue a transaction with ISSI; the ultimate outcome of any possible transaction between the Company and ISSI, including the possibilities that the Company will not pursue a transaction with ISSI and that ISSI will reject a transaction with the Company; the risk that if ISSI’s board of directors agrees to negotiate a definitive acquisition agreement with the Company and the Company and ISSI enter into a definitive agreement with respect to the proposed transaction, that ISSI’s stockholders do not approve the proposed transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainties as to the timing of the proposed transaction; competitive responses to the proposed transaction; the risk that regulatory or other approvals required for the proposed transaction are not obtained or are obtained subject to conditions that are not anticipated; the risk that other conditions to the closing of the proposed transaction are not satisfied; costs and difficulties related to the closing of the proposed transaction and the integration of ISSI’s businesses and operations with Cypress’ businesses and operations; the inability to obtain or delays in obtaining anticipated cost savings and synergies from the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation relating to the proposed transaction; the inability to retain key personnel, customers and suppliers; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those the Company expects are those risks discussed under Item 1A. “Risk Factors,” in Cypress’ Annual Report on Form 10-K for the fiscal year ended December 28, 2014, Cypress’ Quarterly Report on Form 10-Q for the quarter ended March 29, 2015, and other reports filed by Cypress with the Securities and Exchange Commission. Please read the “Risk Factors” and other cautionary statements contained in these filings. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this press release, and Cypress’ financial condition and results of operations could be materially adversely affected.

About Cypress

Cypress (NASDAQ: CY) delivers high-performance, high-quality solutions at the heart of today’s most advanced embedded systems, from automotive, industrial and networking platforms to highly interactive consumer and mobile devices. With a broad, differentiated product portfolio that includes NOR flash memories, F-RAM™ and SRAM, Traveo™ microcontrollers, the industry’s only PSoC® programmable system-on-chip solutions, analog and PMIC Power Management ICs, CapSense® capacitive touch-sensing controllers, and Wireless BLE Bluetooth® Low-Energy and USB connectivity solutions, Cypress is committed to providing its customers worldwide with consistent innovation, best-in-class support and exceptional system value. To learn more, go to www.cypress.com.

Cypress, the Cypress logo, PSoC and CapSense are registered trademarks and F-RAM and Traveo are trademarks of Cypress Semiconductor Corp. All other trademarks are property of their owners.

Contact Information:

Thad Trent

EVP Finance & Administration and CFO

(408) 943-2925

Joseph L. McCarthy

Director Corporate Communications

(408) 943-2902